Exhibit 99.3

Project Mystery Investor Presentation April 2025

Disclaimer

Disclaimers and Other Important Information

This presentation (this "Presentation") is being furnished solely to recipients that are "qualified institutional buyers" as defined in Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"), or institutional "accredited investors" (as defined in Rule 506 of Regulation D) (any such recipient, together with its subsidiaries and affiliates, the "Recipient") by Cantor Equity Partners, Inc. ("CEP"), Twenty-One Assets, LLC. (the "Company"), and Twenty-One Capital, Inc. ("Pubco" and together with CEP and the Company, the "Parties") solely for informational purposes of considering the opportunity to participate in the proposed private placement of convertible notes by Pubco (the "Convertible Notes Offering") in connection with a potential business combination among the Parties and related transactions (the "Business Combination" and together with a proposed private offering of shares (the "Equity PIPE Offering") and the Convertible Notes Offering, the "Transactions"). By reading this Presentation, the Recipient will be deemed to have agreed to the obligations and restrictions set out below.

This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction, in connection with the Transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities pursuant to the Convertible Notes Offering or the Equity PIPE Offering will be made only pursuant to a definitive subscription agreement and related documentation and will be made in reliance on an exemption from registration under the Securities Act for offers and sales of securities that do not involve a public offering. Any other solicitation or offering of securities shall be made only by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. The Parties reserve the right to withdraw or amend for any reason any offering and to reject any subscription agreement for any reason, or for no reason. The communication of this Presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. The Recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the Recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. The convertible notes that are to be issued in the Convertible Notes Offering and the Class A ordinary shares to be issued in the Equity PIPE Offering have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

No representations or warranties, express or implied, are given in, or in respect of, this Presentation. This Presentation is subject to updating, completion, revision, verification and further amendment. None of the Parties or their respective affiliates has authorized anyone to provide interested parties with additional or different information. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation or determined if this Presentation is truthful, accurate or complete, and it is an offense to claim otherwise.

None of CEP, the Company or Pubco nor any of their respective subsidiaries, equity holders, affiliates, representatives, partners, members, directors, officers, employees, advisers or agents (collectively, "Representatives") makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein or any other written, oral or other communications transmitted or otherwise made available to the Recipient in the course of its evaluation of the Transactions, and nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance. To the fullest extent permitted by law, none of the Parties nor any of their Representatives shall be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its accuracy or sufficiency, its omissions, its errors, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, the information contained herein does not purport to contain all of the information that may be required to evaluate the Transactions. The information contained in this Presentation is provided as of the date hereof and may change, and none of the Parties nor any of their Representatives undertakes any obligation to update such information, including in the event that such information becomes inaccurate or incomplete. The general explanations included in this Presentation cannot address, nor is intended to address, your specific investment objectives, financial situations or financial needs.

Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with any Party or their respective Representatives, as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of the Parties and each of the Transactions. Recipients of this Presentation should read the definitive documents for the Convertible Notes Offering or any other Transaction and make their own evaluation of the Parties and the Convertible Notes Offering or any other Transactions and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

You are urged to request any additional information you may consider necessary or desirable in making an informed investment decision. You (and your Representative, if any) are invited, prior to the entry into any definitive documentation with respect to the Convertible Notes Offering or the consummation of any other Transaction, to ask questions of, and receive answers from, the Parties concerning the Transactions and to obtain additional information regarding the Transactions, to the extent the same can be acquired without unreasonable effort or expense, in order to verify the accuracy of the information contained herein.

Confidentiality

This information is being distributed to you on a confidential basis. By receiving this information, you and your affiliates and Representatives agree to maintain the confidentiality of the information contained herein. Without the express prior written consent of each of the Parties, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of the Parties and the Transactions or (iv) provided to any person except your employees and advisors with a need to know who are advised of the confidentiality of the information. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof.

Forward-Looking Statements

This Presentation (and any oral statements regarding the subject matter of this Presentation) contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Parties and the Transactions, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Pubco, the Company, the Transactions and statements regarding the anticipated benefits and timing of the completion of the Transactions, the assets held by the Company, the price and volatility of Bitcoin, Bitcoin's growing prominence as a digital asset, and as the foundation of a new financial system, Pubco's listing on an applicable securities exchange, the macro and political conditions surrounding Bitcoin, timing of the next Bitcoin halving event planned business strategy including Pubco's ability to grow its shareholders' ownership of Bitcoin over time and create, license and produce educational content and Bitcoin-related financial products and advisory services, plans and use of proceeds, objectives of management for future operations of the Company, expected operating costs of Pubco and its subsidiaries, the upside potential and opportunity for investors including insulation from movement in the price of Bitcoin and participation in the Convertible Notes Offering or any future convertible bonds, Pubco and the Company's plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and expected financial impacts of the Transactions, the satisfaction of closing conditions to the Transactions and the level of redemptions of CEP's public shareholders, and Pubco's expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "potential," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions.

2 TWENTY ONE

Disclaimer (Cont'd)

Forward-Looking Statements (Cont'd)

Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including, but not limited to: the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the price of CEP's securities; the risk that the Business Combination may not be completed by CEP's business combination deadline; the failure by the Parties to satisfy the conditions to the consummation of the Business Combination, including the approval of CEP's shareholders, or either of the Convertible Notes Offering or the Equity PIPE Offering; failure to realize the anticipated benefits of the Transactions; the level of redemptions of CEP's public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Class A ordinary shares of CEP or the shares of Class A common stock of Pubco; the lack of a third-party fairness opinion in determining whether or not to pursue the Business Combination; the failure of Pubco to obtain or maintain the listing of its securities any stock exchange on which Pubco's Class A Common Stock will be listed after closing of the Business Combination; costs related to the Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to Pubco's anticipated operations and business, including the highly volatile nature of the price of Bitcoin; the risk that Pubco's stock price will be highly correlated to the price of Bitcoin and the price of Bitcoin may decrease between the signing of the definitive documents for the Transaction and the closing of the Transactions or at any time after the closing of the Transactions; risks related to increased competition in the industries in which Pubco will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding Bitcoin; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that after consummation of the Business Combination, Pubco experiences difficulties managing its growth and expanding operations; the risks that growing Pubco's learning programs and educational content could be difficult; challenges in implementing its business plan including Bitcoin-related financial and advisory services, due to operational challenges, significant competition and regulation; being considered to be a "shell company" by any stock exchange on which the Pubco Class A Common Stock will be listed or by the SEC, which may impact the ability to list Pubco's Class A common stock and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; the outcome of any potential legal proceedings that may be instituted against the Company, CEP, Pubco or others following announcement of the Business Combination; and those risk factors discussed in documents of Pubco, the Company, or CEP filed, or to be filed, with the Securities and Exchange Commission ("SEC").

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the final prospectus of CEP dated as of August 12, 2024 and filed by CEP with the SEC on August 13, 2024, CEP's Quarterly Reports on Form 10-Q, CEP's Annual Report on Form 10-K to be filed with the SEC and the registration statement on Form S-4 and proxy statement/prospectus that will be filed by Pubco and CEP, and other documents filed by CEP and Pubco from time to time with the SEC, as well as the list of risk factors included in Annex A hereto. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither CEP or Pubco presently know or that CEP and Pubco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the Parties or any of their Representatives assumes any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the Parties or any of its Representatives gives any assurance that any of CEP, the Company or Pubco will achieve its expectations. The inclusion of any statement in this presentation does not constitute an admission by Pubco or CEP or any other person that the events or circumstances described in such statement are material.

Industry and Market Data

This Presentation has been prepared by the Parties and their Representatives and includes market data and other statistical information from third-party industry publications and sources as well as from research reports prepared for other purposes. Although the Parties believe these third-party sources are reliable as of their respective dates, none of the Parties or any of their respective Representatives has independently verified the accuracy or completeness of this information and cannot assure you of the data's accuracy or completeness. Some data are also based on the Parties' good faith estimates, which are derived from both internal sources and the third-party sources. None of the Parties or their Representatives make any representation or warranty with respect to the accuracy of such information. The Parties expressly disclaim any responsibility or liability for any damages or losses in connection with the use of such information herein. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any registration statement, prospectus, proxy statement or other report or document to be filed or furnished by CEP or Pubco, or any other report or document to be filed by Pubco following completion of the Business Combination with the SEC.

Trademarks and Intellectual Property

All trademarks, service marks, and trade names of any Party or their respective affiliates used herein are trademarks, service marks, or registered trade names of such Party or its respective affiliate, respectively, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not alone intended to, and does not alone imply, a relationship with any Party, or an endorsement or sponsorship by or of any Party. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that any Party or the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable owner or licensor to these trademarks, service marks and trade names.

Additional Information and Where to Find It

In connection with the Business Combination, CEP and Pubco intend to file relevant materials with the SEC, including a registration statement on Form S-4, which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all CEP shareholders. CEP will also file other documents regarding the Transactions with the SEC.

Before making any voting or investment decision, investors, shareholders and other interested persons of CEP are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with Transactions carefully and in their entirety as they become available because they will contain important information about the Transactions.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by CEP through the website maintained by the SEC at www.sec.gov.

The documents filed by CEP and Pubco with the SEC also may be obtained free of charge, once available, on the SEC's website at www.sec.gov or by directing a request to: Cantor Equity Partners, Inc.,

110 East 59th Street, New York, NY 10022; e-mail: CantorEquityPartners@cantor.com, or upon written request to Twenty One Capital, Inc., via email at info@xxi.money, respectively.

Participants in Solicitation

CEP, Pubco, the Company and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from CEP's shareholders in connection with the Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Business Combination and their ownership of CEP's securities are, or will be, contained in CEP's filings with the SEC. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of CEP's shareholders in connection with the Business Combination, including and the names and interests of the Company and Pubco's directors and executive officers, will be set forth in the proxy statement/prospectus on Form S-4 for the Business Combination, which is expected to be filed by Pubco and CEP with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

3 TWENTY ONE

Executive Summary

1. Twenty One Capital, Inc. ("Twenty One" or the "Company") is a ***purpose-built vehicle for Bitcoin investment*** through the public equity markets, unlocking a ***potentially compelling opportunity for value creation*** as an innovative company with multiple Bitcoin-focused business lines

2. **Bitcoin Thesis**

   - A ***confluence of factors –*** including growing adoption by institutions and governments, elevated levels of global inflation, ongoing geopolitical instability, and the possibility of regulatory clarity – are ***driving increased interest in Bitcoin***

3. **Twenty One's Value Proposition**

   - Launching with the ***3rd largest corporate Bitcoin treasury of ~42,000 BTC at closing***, Twenty One plans to ***leverage its Bitcoin to generate returns for its shareholders*** and benefit from Bitcoin's potential for price appreciation

   - At closing, ***Twenty One will be majority-owned by Tether, the world's largest stablecoin issuer[1], and Bitfinex with significant minority ownership by SoftBank***, one of the world's leading technology investment companies

4. **Investment Opportunity**

   - Twenty One is targeting $585[2] million of total financing consisting of (i) $385[2] million of convertible debt and (ii) $200 million of equity (collectively, the "PIPE Investment") to be announced concurrently with the Company's business combination with Cantor Equity Partners, Inc. ("CEP" or the "SPAC") (the "Transaction")[3]

   - Investors would get an opportunity to purchase equity at a ~1.0x multiple to Bitcoin Net Asset Value ("NAV") , where other companies pursuing a bitcoin treasury strategy regularly trade at a premium to NAV

(1) Per Forbes "Top Stablecoins Coins Today By Market Cap" web page as of March 28, 2025.
(2) Includes $45M of convertible note principal issued to Sponsor.
(3) Proceeds of the PIPE Investment will be used to facilitate the purchase of bitcoin, to pay future convertible interest expenses, and general corporate purposes.

4 TWENTY ONE

Management Bios

Jack Mallers – Chief Executive Officer



Jack Mallers is a visionary entrepreneur and one of Bitcoin's most influential advocates, shaping its perception and furthering its adoption by institutions, corporations, and governments.

As the Founder & CEO of Strike, he built one of the world's leading digital payment providers built on Bitcoin's Lightning Network, pioneering Bitcoin brokerage infrastructure and Bitcoin's integration into corporate balance sheets. His leadership was instrumental in El Salvador's historic decision to become the first nation to adopt Bitcoin as an official currency, a major milestone in sovereign Bitcoin policy.

Beyond Strike, Jack is a key advocate for Bitcoin's integration into global finance, engaging with institutional investors, policymakers, and enterprises to accelerate its adoption as the world's premier monetary asset.

Now, as Co-Founder & CEO of Twenty One, he is building the first true Bitcoin-native public company, designed to maximize Bitcoin Per Share ("BPS") and redefine corporate treasury strategy for the Bitcoin era.

Steve Meehan – Chief Financial Officer



Steve Meehan is a financial services & management professional with 25+ years of financial and operational leadership experience spanning corporate strategy, M&A, capital raising, and FP&A. Previously, Mr. Meehan served as the CFO of Kadmon Holdings, Inc., a publicly traded life science company, where he assisted in the development of a drug from the lab to FDA approval, and the subsequent sale for ~$2 Billion to Sanofi. Before Kadmon, Mr. Meehan served as a partner in the Healthcare Group of Moelis & Company, leading their effort in Life Sciences and Advanced Diagnostics.

Prior to Moelis, Mr. Meehan was Head of Life Sciences within the Global Healthcare Group in the New York office of UBS Investment Bank. During his tenure at UBS, Mr. Meehan was Chief Executive Officer of UBS Russia and the former Soviet Union across all businesses, including securities, banking, and wealth management. He was also a member of the UBS Group's EMEA Management Committee. Mr. Meehan also served as a Managing Director/Head of M&A and Co-Head of Life Sciences at Scale Consulting where he provided advisory and due diligence consultancy services for Private Equity companies.

During his investment banking career, Mr. Meehan also held senior roles in M&A, leveraged finance and capital markets at Salomon Smith Barney, NatWest Securities and Drexel Burnham Lambert. In addition, he has served on several healthcare boards of directors and advisors. Mr. Meehan holds a B.S. in Business Administration/Finance from the University of Massachusetts at Lowell.

5 TWENTY ONE

I. The Bitcoin Thesis II. Investment Opportunity Overview Appendix A Appendix B Table of Contents

I. The Bitcoin Thesis

Why Bitcoin and Why Now?

It is an ideal time for corporations to embrace Bitcoin as a strategic asset, unlocking long-term value and a competitive edge through early adoption

Why Bitcoin?

Limited Supply

- Immutable, verifiable supply limit of 21 million total Bitcoin
- Capped supply creates scarcity, and positions Bitcoin as a hedging asset against inflationary pressures

Institutional & Sovereign Adoption

- Over 10% of Bitcoin's supply held by corporations, governments, and institutions[1]
- Increasingly recognized as a strategic treasury asset

Superior Historical Performance

- The best-performing asset relative to major assets since 2020[2]

	Bitcoin	S&P500	Mag. 7[3]	Gold	Real Est.
3 yrs. Cuml. [4]	79%	22%	65%	59%	(13%)
3 yrs. CAGR [4]	21%	7%	18%	17%	(5%)
5 yrs. Cumm.[5]	864%	120%	219%	90%	34%
5 yrs. CAGR [5]	57%	17%	26%	14%	6%

Hedge Against Currency & Geopolitical Risk

- Highly uncorrelated asset, offering diversification beyond equities, bonds, and commodities
- Potential safeguard against currency devaluation for corporate balance sheets

Why Now?

Inflection Point for Adoption

- Anticipated growing regulatory clarity and institutional adoption
- Inflation & currency devaluation fueling demand for scarce assets

Accounting Reform (FASB Update)

- Bitcoin can now be marked to fair value, reflecting capital gains

ETFs & Institutional Accessibility

- Accelerating adoption of Spot Bitcoin ETFs has added liquidity and structure to Bitcoin markets[6]

First-Mover Competitive Advantage

- Early adopters of Bitcoin treasury strategy have enhanced shareholder returns[7]
- Companies acting now could gain an edge in an increasingly digital economy

(1) Per bitcointreasuries.net as of March 28, 2025.
(2) Per S&P Capital IQ and FactSet as of March 28, 2025.
(3) Magnificent 7 consists of (i) Nvidia, (ii) Tesla, (iii) Alphabet, (iv) Meta, (v) Apple, (vi) Netflix, and (vii) Amazon.
(4) Calculated based on performance from March 28, 2022 to March 28, 2025.
(5) Calculated based on performance from March 27, 2020 to March 28, 2025.
(6) Per Investopedia article "Spot Bitcoin ETFs: Everything You Need to Know." published on October 24, 2024.
(7) Per bitcointreasuries.net and Capital IQ as of March 28, 2025. Return since first buying bitcoin: MSTR = 2,045.5% (August 11, 2020 to March 28, 2025); RIOT = 507.4% (January 1, 2020 to March 28, 2025).

8 TWENTY ONE

9 Bitcoin is the Gold Standard of Digital Capital Bitcoin increasingly recognized as “Digital Gold”, combining the attributes of physical gold with the advantages of digital tec hnology Hedging Asset Viewed as a potential safeguard against currency devaluations or geopolitical risks Deflationary Supply Increasing difficulty of new coin mining over time enhances value proposition of existing Bitcoin Finite Supply Bitcoin’s capped supply of 21 million coins creates gold - like scarcity Portable & Digital More easily transferrable than physical commodities & digitally storable Global Liquidity Highly liquid Bitcoin trading markets on numerous exchanges around the world Security & Transparency Transactions secured by cryptography & recorded on immutable, distributed ledger Insulation from External Factors Not governed by traditional institutions such as governments and financial firms Decentralized Architecture Blockchain technology unlocks real - time visibilitity throughout a distributed network

0 20 40 60 80 100 120 $0.00 $20.00 $40.00 $60.00 $80.00 $100.00 $120.00 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Volume (in 000's) Price ($ in 000's) Bitcoin currently makes up ~0.2% of Total Global Asset Value ~113,711 Peak BTC Trading Volume ~$109,993 Peak BTC Price ~19.2% LTM BTC Price Growth 10 Bitcoin has Seen Significant Growth, But Remains a Small Fraction of Global Wealth Bitcoin Has Shown Significant Growth… (1) …But is Still Only a Fraction of Global Asset / Wealth (2) Note: BTC transaction per day growth based on a 30 - day moving average. (1) Per FactSet as of March 28 , 2025. Prices taken at U.S. Stock Market close. (2) Asset values over $100T are rounded to the nearest $5T. (3) Per Savills, Total Value of Global Real Estate published on September 20, 2023. (4) Per Institution of International Finance “Winds of Change - Prospects for Debt Markets in 2025” published December 3, 2024. (5) Per focus.world - exchanges.org published January 2025. (6) Per FactSet as of December 31, 2024. (7) Per gold.org as of December 31, 2024. Assumes ~216 K metric tons of above ground gold. (8) Per Deloitte, Art and Finance Report 2023. (9) Per companiesmarketcap.com as of March 28 , 2025. (10) Represents BTC price growth from March 28 , 2024 to March 28 , 2025. (11) Per Invest o pedia , “Bitcoin’s Price History.” published January 21, 2025. (12) Achieved on December 5, 2024. (1)(10) (1)(12) (1 1) Bitcoin: ~$1.6T (9) Art & Collectibles: ~ $2T (8) Total Global Asset Value: ~$967T Real Estate ~$380T (3) Bond ~$320T (4) Equities ~$125T (5) Fiat Currency ~$115T (6) Gold ~$23T (7)

Asset Market Cap ($tn) Price ($) 3-Year CAGR 5-Year CAGR Gold $23.4 $3,071.6 16.5% 13.8% Magnificent 7 9.0 n.m. 20.2% 24.7% Bitcoin 1.6 84,326.0 22.9% 57.3% Bonds n.a. 516.2 1.6% 1.7% Real Estate n.a. 260.6 (4.8%) 6.2% 11 Bitcoin’s Performance vs. Top Assets Bitcoin’s strong historical performance highlights its resilience and growing prominence as a digital asset, positioning it a mon g the most valuable investment asset classes 0 1 2 3 4 5 Years Traditional 60/40 Portfolio 60/35/5 Porftolio (6) (7) (4) Over the Last Five Years, Bitcoin’s Returns Have Significantly Outpaced Those from Traditional Investment Assets (1) Last 5 Years Impact of Bitcoin Allocation on a Traditional Portfolio (1)(8) $197.5 $172.1 ▪ Bitcoin has outperformed traditional assets on a risk - adjusted basis over the past 5 years: ― Bitcoin: 0.95 (11) ― S&P 500: 0.73 (12) ― SPDR Gold: 0.65 (12) ▪ Why does this matter? ― Even with its volatility, Bitcoin’s returns have more than compensated investors for the risk over the past 5 years — outperforming stocks and gold when adjusted for volatility Bitcoin Has Delivered Superior Risk Adjust Returns Note: Historical performance is not an indication of future performance; digital asset prices are highly volatile (1) Per Capital IQ and FactSet as of March 28, 2025. (2) From March 31, 2022 to March 28 , 2025. (3) From March 31, 2020 to March 28 , 2025. (4) Per gold.org. Assumes 216,265 metric tons of above ground gold as of December 31, 2024. (5) Magnificent 7: Nvidia, Tesla, Alphabet, Meta, Apple, Netflix, and Amazon. (6) S&P 500 Bond Index. (7) S&P 500 Real Estate Index. (8) Historical impact shown over 5 CAGR of Traditional Portfolio vs. BTC Allocation. (9) 60/40 Portfolio consists of 60% equities (S&P 500) and 40% bonds (S&P 500 Bond Index). (10) 60/35/5 Portfolio consists of 60% equities (S&P 500) , 35% bonds (S&P 500 Bond Index), and 5% Bitcoin. (11) Calculated using data from March 27, 2020 to March 28, 2025, based on daily returns per FactSet; Risk - free rate of 4.239%, based on the U.S. 10 - year Treasury yield at close as of March 28, 2025 per Wall Street Journal. (12) Per MorningStar.com. ~15% increase (9) (10) Portfolio Value (Indexed to 100) (3) (2) (5)

Macro and Political Conditions Viewed as Favorable for Bitcoin Growth

U.S. Administration Seen as Favorable to Bitcoin

Trump's new administration is viewed as strongly pro-crypto



Donald Trump – U.S. President

"It will be the policy of my administration, United States of America, to keep 100% of all the bitcoin the U.S. government currently holds or acquires into the future.[2]"

The price of Bitcoin has **risen 21.5%** since Trump won the election[3]

Growth in U.S. Fiat Currency Supply[1]



($ in billions)
Covid-19 Pandemic
$21,671
$11,906
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Potential Regulatory Developments

Reinvigorated interest underpinned by substantial pro-crypto regulatory changes

- ✓ **Bitcoin as a Treasury Reserve Asset:** Explore holding Bitcoin as part of the U.S. Treasury's strategic reserves[4]
- ✓ **Improved Regulatory Clarity:** Develop unified & clear federal regulatory framework for Bitcoin & other digital assets to provide certainty for businesses and investors[4]
- ✓ **Stablecoin and Digital Asset Legislation:** Pass legislation covering stablecoins & cryptocurrency exchanges[5]
- ✓ **Tax Reform:** Simplify cryptocurrency taxation rules and address issues like capital gains on small transactions to promote Bitcoin use as a payment tool[6]

Securities & Exchange Commission Reconsidering Crypto Regulation Posture



Bloomberg 08/03/2021

Businessweek | The Big Take

New SEC Boss Wants More Crypto Oversight to Protect Investors

The nation's top securities regulator has unusual expertise in digital assets, but he says he's no cheerleader for them



Intelligencer 05/01/2023

Is the Federal Government Trying to Kill Off Crypto? The industry sure thinks so — even as the White House denies it.



THE TIMES 11/21/2024

SEC chief Gary Gensler to quit as bitcoin price hits $98,000

Donald Trump has vowed to fire the US regulator who took on the crypto industry

(1) From February 1, 2015 to February 1, 2025; Per fred.stlouisfed.org as of March 25, 2025
(2) Per CNCB, "Trump signs executive order promoting crypto, paving way for digital asset stockpile.", January 23, 2023
(3) Change in Bitcoin price from November 5, 2024 to March 28, 2025 per FactSet.
(4) Per whitehouse.gov, "Strengthening American Leadership in Digital Financial Technology.", January 23, 2025.
(5) Per whitehouse.gov, "Fact Sheet: Executive Order to Establish United States Leadership in Digital Financial Technology.", January 23, 2025.
(6) Per Forbes, "Financial Capital Gains Signaled for U.S. Crypto.", January 27, 2025.

12 TWENTY ONE

13 Corporations are Showing Interest in Holding Bitcoin on Balance Sheet Medical products for chronic illness detection & treatment Hotel development and operation Bitcoin mining, data center hosting, & engineering services Cryptocurrency mining, with a primary focus on Bitcoin Enterprise business analytics and mobility software Business Description BTC Holdings BTC Value (6) ($ in millions) Mkt. Cap (7) / BTC Value (6) 506,137 BTC 46,374 BTC 18,692 BTC 3,200 BTC 3,192 BTC $42,681 $3,911 $1,576 $270 $269 1.8x 1.1x 1.6x 4.3x 1.3x (1) Per Strategy 8 - K filed on March 24, 2025. (2) Per Mara Press Release filed on February 28, 2025. (3) Per Riot Press Release filed on February 28, 2025. (4) Per MetaPlanet Press Release, March 5, 2025. (5) Per Semler 8 - K filed on February 4, 2025. (6) Per FactSet as of March 28, 2025. (7) Per Capital IQ as of March 28, 2025. (1) (2) (3) (4) (5)

Bitcoin's Inherent Supply Constraints Contribute to Demand Sensitivity

MSTR's current demand for new Bitcoin far exceeds current daily Bitcoin mining output

Mathematical Constraints on Bitcoin Mining May Lead to a Supply Gap[1]



BTC Mined / Day
MSTR Avg. Daily BTC Purchases (2)
MSTR Buying Avg. as a % of Mined
MSTR Buying Avg. as a % of Mined (Post Halving)
Halving Event
(04/20/24)
186%
72%
Mar-2023
Jul-2023
Nov-2023
Mar-2024
Jul-2024
Nov-2024
Mar-2025

Bitcoin Halving Event

- ***Block:*** A batch of Bitcoin transactions recorded on the blockchain
- ***Bitcoin Reward:*** Miners earn Bitcoin for validating and adding a new block (max: 144 blocks / day)
- ***Halving:*** Every 210,000 blocks, the block reward is cut in half to reduce supply inflation
  - Pre-2024: 6.250 BTC / block
  - Post-2024: 3.125 BTC / block
- ***Next Halving:*** Expected in April 2028, reducing the block reward to 1.5625 BTC.

Halving reduces new Bitcoin supply, increasing scarcity, which can drive demand and new price discovery

Bitcoin is Fundamentally Demand Sensitive

21 Million
Finite, Fixed Bitcoin Supply

~450 Bitcoin[3]
Current Daily Mining Limit

Mathematical Supply Limits Create Price Sensitivity to Any New Source of Demand

(1) Per bitcoinvisuals.com as of March 28, 2025.
(2) Per https://bitcointreasuries.net/about; Daily purchasing average taken quarterly.
(3) (144 blocks per day) x (3.125 BTC per block) = 450 BTC per day.

14 TWENTY ONE

MSTR's Road to Becoming a Bitcoin Holding Company

MSTR's Bitcoin Strategic Treasury Reserve Growth[(1)]



(BTC in 000's)
Bitcoin Price
Bitcoin at Start of Quarter
Bitcoin Purchased in the Quarter
Convert Deal
$650M Convert (12/11/20)
$1,050M Convert (2/19/21)
$800M Convert (03/08/24)
$604M Convert (03/18/24)
$800M Convert (06/17/24)
$1,010M Convert (09/19/24)
$3,000M Convert (11/21/24)
$2,000M Convert (02/21/25)
38.3
32.2
38.3
20.8
70.5
13.8
91.3
8.9
105.1
10.4
114.0
4.8
124.4
0.5
129.2
0.3
129.7
2.5
130.0
7.5
132.5
12.3
140.0
5.9
152.3
31.0
158.2
25.1
189.2
12.0
214.3
25.9
226.3
195.5
252.2
58.4
447.7
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Current(2)

	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24	Current
Total Bitcoin[(2)]	38.3	70.5	91.3	105.1	114.0	124.4	129.2	129.7	130.0	132.5	140.0	152.3	158.2	189.2	214.3	226.3	252.2	447.7	506.1
Market Cap / Bitcoin Value[(3)(4)]	n.m.	1.8x	1.2x	1.8x	1.2x	1.0x	0.9x	0.7x	0.9x	0.7x	0.8x	1.0x	1.1x	1.2x	1.9x	1.8x	2.1x	1.7x	1.8x

Current Bitcoin Holdings

~506,137 BTC[(5)]

Current BTC Holdings

~$42.7 Billion[(6)]

Current BTC Value[(2)]

Capital Raised to Acquire Bitcoin Since 2021

~$22.0 Billion[(7)]

ATM Proceeds

~$9.3 Billion[(7)]

Convertible Notes Proceeds

(1) Per FactSet and Public Filings as of March 28, 2025.
(2) Per Company 10Ks and 10Qs up through March 28, 2025.
(3) Per Capital IQ.
(4) Per FactSet.
(5) Per Strategy 8-K filed on March 24, 2025.
(6) Based upon 506,137 Bitcoins at a price of $84,326 per Bitcoin as of March 28, 2025 per FactSet.
(7) Per MSTR 2024 10-K, MSTR 2023 10-K, MSTR 2022 10-K, and MSTR 2/24/25 8-K.

15 TWENTY ONE

MSTR: Raising Capital to Acquire Bitcoin

Historical Capital Raised Through Convertibles Notes and At-the-Market Offerings Since 2021[1]

2021
- Feb-21: **$1,050M** (Convertible Notes)
- June-21: **$1,000M** (ATM Offering)

2022
- Sep-22: **$500M** (ATM Offering)

2023
- May-23: **$625M** (ATM Offering)
- Aug-23: **$750M** (ATM Offering)
- Nov-23: **$750M** (ATM Offering)

2024
- Mar-24: **$800M** (Convertible Notes)
- Mar-24: **$604M** (Convertible Notes)
- Jun-24: **$800M** (Convertible Notes)
- Aug-24: **$2,000M** (ATM Offering)
- Sep-24: **$1,010M** (Convertible Notes)
- Oct-24: **$21,000M** (ATM Offering)
- Dec-24: **$3,000M** (Convertible Notes)

2025
- Jan-25: **$730M**[2] (Convertible Preferred)
- Feb-25: **$2,000M** (Convertible Notes)
- Mar-25: **$850M** (Convertible Preferred)

Bitcoin Balance

2021	2022	2023	2024	2025
124,391 BTC[3]	132,500 BTC[3]	189,150 BTC[3]	447,470 BTC[3]	506,137 BTC[4]

MSTR Recently Raised $2 Billion at Attractive Terms[5]

Issuer:	Strategy, Inc. (NASDAQ: MSTR)
Pricing Date:	February 20, 2025 (After Market Close)
Securities Offered:	Convertible Senior Unsecured Notes due 2030 (March 1, 2030)
Deal Size:	$2.0 Billion (including $300.0 Million Greenshoe)
Coupon:	0.00% (Marketed Range: Fixed)
Conversion Premium:	35.00% (Marketed Range: 40.00% - 50.00%)
Call Schedule:	Non-callable for 2 years, provisionally callable thereafter if the stock price appreciates to greater than 130.0% of the conversion price, with table make-whole
Investor Put Right:	3 Year Investor Put (March 1, 2028)

The MSTR Bitcoin Accumulation Strategy

- ✓ **Leverage Favorable Capital:** Raise funds through low-interest financial instruments like convertible notes and senior bonds
- ✓ **Tap Into Investor Optimism:** Attract investors by aligning with the growing interest in Bitcoin and the company's strong market positioning
- ✓ **Deploy Funds Strategically:** Use the borrowed capital to acquire Bitcoin as a long-term store of value and inflation hedge
- ✓ **Amplify Returns:** Enhance the potential for high returns through Bitcoin's appreciation while minimizing the direct impact on operational cash flow
- ✓ **Repeat and Scale:** Continuously reinvest in Bitcoin by capitalizing on favorable borrowing conditions when available

(1) Per public filings as of March 28, 2025.
(2) Aggregate liquidation preference of $730 million. Gross proceeds to MSTR of $584 million.
(3) Represents Bitcoin Balance at year end.
(4) Per Strategy 8K as of March 24, 2025.
(5) Per Company Filings and DealLogic as of March 28, 2025.

16 TWENTY ONE

II. Investment Opportunity Overview

18 Offering Summary Term Sheet CEP and Twenty One are considering raising equity through a PIPE ▪ Cantor Equity Partners (“CEP”) / Cayman Islands (1) Issuer / Incorporation ▪ April 22, 2025 Pricing Date ▪ Upon closing of the Business Combination Issue Date ▪ $200 million Deal Size ▪ Non - Voting Class A Shares (the “Shares”) (2) Securities Offered ▪ CEP and Twenty One to use commercially reasonable efforts to have the Shares registered on the Form S - 4 registration statement and otherwise to register the Shares on a Form S - 1 to be filed after closing Registration ▪ $385 (3) million Convertible Senior Notes Offering Concurrent Convertible Notes Offering ▪ Cantor Fitzgerald Sole Placement Agent (1) Subject to confirmation by CEP counsel. (2) Note: Twenty One Class A shares entitled to 0 vote per share and Twenty One Class B shares entitled to 1 vote per share. (3) Includes $45M of convertible note principal issued to Sponsor.

Opportunity for Investors

Twenty One's innovative strategies leverage Bitcoin to create unique investment opportunities, offering substantial upside potential

Bitcoin Exposure	Proceeds from financing will be used to fund strategic acquisitions of Bitcoin, a historically high-performing asset, and execute growth strategies[1]
Bitcoin-Native Operations	Twenty One's Bitcoin-native operational structure is expected to result in significantly lower operating costs vs. other Bitcoin treasury companies & its ability to focus primarily on Bitcoin-centric metrics and bitcoin related operations differentiates the Company from others in the space
Attractive Equity Investment	PIPE investors will have ability to have ability to benefit from any share price appreciation through an equity instrument priced at ~1.0x NAV
Ownership	At closing, the Company will be majority owned by Tether, the world's largest stablecoin issuer, and Bitfinex, with significant minority ownership by SoftBank, one of the world's leading technology investment companies
Exchange-Traded Instrument	Offers investors the opportunity to gain exposure to Bitcoin through an instrument that is tradable on public markets

(1) To facilitate the purchase of bitcoin, to pay future convertible interest expenses, and general corporate purposes.

19 TWENTY ONE

20 Twenty One’s Plan for Value Creation The Company has developed a streamlined value proposition as an innovative company with multiple Bitcoin - focused business lines Strategic Bitcoin accumulation with intention of maximizing BPS and BRR 1 2 Prioritize long - term value creation for Twenty One’s common stock 4 Maintain an uncomplicated balance sheet 6 Grow rapidly and responsibly within the constraints of market dynamics 8 Utilize deliberate financing strategy to deliver superior performance for investors 5 Explore potential ways to creatively leverage Bitcoin 7 Promote global adoption of Bitcoin as a treasury reserve asset 3 Acquire Bitcoin in a shareholder friendly manner whenever possible

21 Twenty One’s Operational Business Plan A Road Map for Accumulation, Strategy, and Financing ▪ Twenty One will deploy a bitcoin accumulation and management strategy with the following mandates: BTC Accumulation ‒ Acquire Bitcoin ‒ Actively Manage Bitcoin Holdings ‒ Issue Debt / Equity securities for Bitcoin Purchase and other operating expense BTC Financing ▪ Twenty One expects to engage in a range of Bitcoin - related activities including: ‒ Bitcoin - related financial and advisory services ‒ Offering of Bitcoin - related debt and equity structured products ‒ Bitcoin - related lending BTC Education and Branding ▪ Twenty One’s mission will be to accelerate Bitcoin adoption and Bitcoin literacy at both institutional and retail levels ▪ Create, license and produce: ‒ Modular Educational Content ‒ Branded video media ‒ Act as the go - to content partner for • Major Conferences • Web3 Firms • Fintech Institutions

The Company’s value proposition offers several possible advantages over other Bitcoin investment options Twenty One’s Strategic Advantages (1) 22 Overall Relative Ranking Strategic Bitcoin Accumulation Use of Leverage “Pure Play” Bitcoin Exposure Company Bitcoin Treasury Companies Bitcoin ETFs Bitcoin - Exposed Corporates Bitcoin Miners As a Bitcoin - native company , Twenty One has several advantages vs. existing avenues for Bitcoin exposure in the market ▪ All business lines focused on Bitcoin - no unrelated legacy businesses ▪ Strategic Bitcoin accumulations vs. passive BTC investment ▪ Ability to strategically raise & deploy capital to increase Bitcoin per Share ▪ Blue - chip ownership aligned with Twenty One’s Bitcoin - centric operating model Commentary Note: Graphic shows an illustrative Harvey balls representation. Complete blue circles represent the highest relative ranking and complete white circles represent lowest relative ranking in each respective category. (1) Based on the Company’s own view of the relative positioning of the various categories shown.

Twenty One Compares Favorably to MSTR Across Metrics(1)

	Strategy₿	TWENTY ONE
"Pure Play" Bitcoin Exposure	◕	●
Bitcoin-Native Operations	○	●
Existing Debt Balance	◑	●
Debt Collateralization(2)	◔	●
Insider Ownership	◑	●
Purpose-Built KPIs	◑	●

Commentary

Twenty One's Compelling Investment Possibility

- MSTR's size poses questions about potential diminishing returns as it continues to purchase Bitcoin
  - With ~500,000 Bitcoin, MSTR must purchase larger quantities to increase BPS, reducing the per dollar impact of future capital deployments
- Twenty One will launch with ~42,000 Bitcoin and potential for a more capital-efficient growth trajectory

Capital Efficiency Versus MSTR

- Twenty One's balance sheet simplicity provides additional flexibility for strategic capital raises

Innovative BTC KPIs

- As a purpose-built platform for Bitcoin investors, Twenty One will be guided by Bitcoin-specific KPIs including BPS and BRR(2)

Twenty One is a potentially superior vehicle for investors seeking **capital-efficient Bitcoin exposure**

Note: Graphic shows an illustrative Harvey balls representation. Complete blue circles represent the highest relative ranking and complete white circles represent lowest relative ranking in each respective category.
(1) Based on the Company's own view of the relative positioning of the various categories shown.
(2) Subject to release upon certain events.
(3) BPS = Bitcoin Per Share; BRR = Bitcoin Rate of Return.

23 TWENTY ONE

Illustrative Transaction Structure

Commentary

At Announcement:

1A Tether and Bitfinex agree to contribute 31,500 BTC at closing to NewCo in exchange for NewCo interests

1B Within 10 business days, Tether purchases incremental ~$462M of BTC to be purchased by Twenty One upon closing of PIPE & Convert financings

At Close:

2A Tether and Bitfinex contribute 31,500 BTC in exchange for NewCo interests

2B PIPE Investors contribute $200M of cash and BTC to SPAC in exchange for SPAC shares

3A SPAC merges with and into SPAC Merger Sub

3B SPAC shareholders (including PIPE Investors) receive Twenty One Class A shares in exchange for SPAC shares

4A NewCo merges with and into NewCo Merger Sub

4B Tether and Bitfinex receive Twenty One Class A & B shares in exchange for NewCo interests

5 Convert Investors contribute $340M of cash to Twenty One in exchange for Twenty One Convert

6 Twenty One purchases BTC from Step 1B using proceeds from Step 2B and Step 5

7 Softbank purchases Twenty One Class A & Class B shares from Tether for purchase price based on value of 10,500 BTC plus interest(1)

8 If necessary, Tether sells additional BTC to Twenty One in exchange for Twenty One Class A and Class B shares(2)

Illustrative Transaction Structure



Convert Investors
$340M Cash
5
Twenty One Convert
3B
Twenty One Class A & Class B Shares
Twenty One Class A Shares
Tether and Bitfinex
4B
Twenty One
SPAC Shareholders
PIPE Investors
Merger #1
SPAC Shares
SPAC Merger Sub
3A
SPAC
2B
~$462M BTC
6
~$462M Cash
8
$171M Cash & ~29M of BTC
Value of 10,500 BTC plus interest paid in cash or shares
1A
Tether and Bitfinex
1B
7
Softbank
S1
Twenty One Class A & Class B Shares
S2
31,500 BTC
2A
NewCo Shares
Merger #2
NewCo
4A
NewCo Merger Sub

Note: Twenty One Class A & Class B shares entitled to 0 vote per share 1 vote per share respectively.
Note: Bitcoin and Cash amounts do not reflect the potential exercise of option to purchase additional notes.
Note: This slide does not take into account the $100 million in Option Notes which may be exercised by Subscribers to the convert within 30 days of signing.

(1) Interest payable in either cash or shares.
(2) Additional BTC calculated as 42,000 less Bitcoin from step 2A and step 6, less Bitcoin from step 2A and step 6, Bitcoin used as consideration in 2B, and Bitcoin purchased via option to purchase additional notes (if any).

24

TWENTY ONE

Sources and Uses

Illustrative Assumptions

Bitcoin Contribution Assumptions:

- **Bitcoin Contribution - Tether:** 18,710
- **Bitcoin Contribution – Bitfinex:** 7,000
- **Bitcoin Contribution – Tether on Behalf of SoftBank:** 10,500
- **Bitcoin Contributed In-Kind from Investors:** 348

Interim Funding & BTC Purchase Assumptions:

- **Tether Interim Funding:** $462M[2]
- **Bitcoin Purchases:** $462[2]
- **PIPE Proceeds:** $200M
- **Convertible Note Proceeds:** 340M[3]
- **Tether Repayment:** $462M[2]

De-SPAC Transaction Assumptions:

- **SPAC Cash in Trust:** $100M[5]
- **SPAC Redemptions Percentage:** 0.0%
- **Estimated Fees & Expenses:** ~$29M[6]
- **Cash to Balance Sheet:** ~$120M

Illustrative Sources and Uses – At Signing[1]

Illustrative Sources			Illustrative Uses		
Source	($mm)	(BTC)	Use	($mm)	(BTC)
Bitcoin Contribution - Tether	$1,588	18,713	Bitcoin Contribution - Tether	$1,588	18,713
Bitcoin Contribution - Bitfinex	594	7,000	Bitcoin Contribution - Bitfinex	594	7,000
Bitcoin Contribution - Tether on Behalf of SoftBank	891	10,500	Bitcoin Contribution - Tether on Behalf of SoftBank	891	10,500
Tether Interim Funding	462	5,440	Bitcoin Purchases[2]	462	5,440
Bitcoin Contributed In-Kind	29	348	Bitcoin Contributed In-Kind	29	348
Total Sources	**$3,564**	**42,000**	**Total Uses**	**$3,564**	**42,000**

Illustrative Sources and Uses – At Closing[1]

Illustrative Sources		Illustrative Uses	
Source	($mm)	Use	($mm)
Convertible Note Proceeds	$340	Tether Repayment[2]	$462
PIPE Cash Proceeds[4]	171	Estimated Fees at Close[6]	29
SPAC Cash in Trust[5]	100	Cash for Operating Expenses	20
		Other Cash to Balance Sheet	100
Total Sources	**$611**	**Total Uses**	**$611**

Note: This slide does not take into account the $100 million in option notes which may be exercised by subscribers to the convert within 30 days of signing.

(1) Calculated using average BTC price over the 10 days prior to pricing of $84,864.
(2) $540M less ~$50M to account for transaction expenses and operating expenses less $29M Bitcoin contributed in-kind.
(3) Excludes $45M of convertible note principal issued to Sponsor.
(4) Excludes ~$29M of Bitcoin contributed in-kind.
(5) Assumes no redemptions; to be adjusted for interest earned on Trust account at closing.
(6) Represents an estimate of transaction expenses as of current, which are subject to change until closing.

25 TWENTY ONE

Pro Forma Ownership

Illustrative Assumptions

General Assumptions:

- **SPAC Share Price:** $10.00

Tether and SoftBank Assumptions:

- **Tether Bitcoin Contribution Value ($M):** $1,588(1)
- **Bitfinex Bitcoin Contribution Value ($M):** $594(2)
- **Softbank Bitcoin Contribution Value ($M):** $891(3)

Convert Assumptions:

- **Convert Principal ($M):** $385(4)
- **Conversion Price:** $13.00(10)
- **Shares Underlying Convert Excl. Sponsor Convert (M):** 29.6

SPAC Assumptions:

- **Public SPAC Shares at Closing (M):** 10.0
- **Public SPAC Redemption Percentage:** 0.00%

Additional Assumptions:

- **Sponsor Shares (M):** 3.8(5)
- **Sponsor Loans ($M):** $0.5(6)
- **Sponsor Loan Shares (M):** 0.05
- **Convert Principal Issued to Sponsor ($M):** $44.8
- **Shares Underlying Sponsor Convert Principal (M):** 3.4

Illustrative Pro Forma Ownership – Pre-Convert

	Shares	Ownership %	Vote %
Tether(7)(8)	158.8	46.6%	51.7%
Bitfinex(7)(8)	59.4	17.4%	19.3%
Softbank(7)(8)	89.1	26.1%	29.0%
Public SPAC Shareholders(9)	10.0	2.9%	0.0%
PIPE Investors(9)	20.0	5.9%	0.0%
Sponsor(9)	3.8	1.1%	0.0%
Total	**341.1**	**100.0%**	**100.0%**

Illustrative Pro Forma Ownership – Post-Convert

	Shares	Ownership %	Vote %
Tether(7)(8)	158.8	42.8%	51.7%
Bitfinex(7)(8)	59.4	16.0%	19.3%
Softbank(7)(8)	89.1	24.0%	29.0%
Convertible Noteholders(9)	26.2	7.1%	0.0%
Public SPAC Shareholders(9)	10.0	2.7%	0.0%
PIPE Investors(9)	20.0	5.4%	0.0%
Sponsor(9)	7.2	1.9%	0.0%
Total	**370.7**	**100.0%**	**100.0%**

Note: This slide does not take into account the $100 million in option notes which may be exercised by subscribers to the convert within 30 days of signing

(1) Calculated as (i) 18,713 BTC multiplied by (ii) average BTC price over the 10 days prior to pricing of $84,864.
(2) Calculated as (i) 7,000 BTC multiplied by (ii) average BTC price over the 10 days prior to pricing of $84,864.
(3) Calculated as (i) 10,500 BTC multiplied by (ii) average BTC price over the 10 days prior to pricing of $84,864, contributed initially by Tether.
(4) Includes $45M of convertible note principal issued to Sponsor.
(5) Includes (i) 1.3 million SPAC Class A shares and (ii) 2.5 million SPAC Class B shares.
(6) Based on current outstanding Sponsor Loan balance of ~$500,000.
(7) Twenty One Class A and Class B Shares.
(8) Option for interest on Tether loan to SoftBank to be paid in shares may change share count marginally.
(9) Twenty One Class A Shares.
(10) Calculated using Bitcoin price at signing and closing of $84,864; Conversion Price to be adjusted based on a ratio of Bitcoin price at closing to Bitcoin price at signing.

26 TWENTY ONE

Appendix A

Offering Summary Term Sheet

Twenty One is considering issuing Convertible Senior Notes

Pricing Date	▪ April 22, 2025
Issue Date	▪ Upon closing of the Business Combination
Issuer / Incorporation	▪ Twenty One Capital, Inc. ("XXI") / Texas, US
Securities Offered	▪ Convertible Notes
Deal Size / Notional	▪ Launch via confidential Wall Cross $385[(1)] million
Form of Offering	▪ Private Placement pursuant to Section 4(a)(2) with intent to wrap the notes with a 144A CUSIP on the Issue Date (to facilitate post-closing trading among QIBs) and SEC-register the notes and shares underlying as promptly as practicable after the Issue Date
Debt Ranking / LTV	▪ Senior with no permitted senior secured indebtedness that ranks senior to the notes. Convertible Notes to be 3:1 collateralized (33.3% LTV) as of Closing Date
Collateral Release Mechanism	▪ The NAV of the underlying collateral will be calculated at the end of every quarter based on a 10-day average lookback ("Average Price"). For each quarter where the price of BTC has increased 33.3% above (the "Qualifying Price") the 10-day average price of BTC as of the day before closing (the "Average Bitcoin Price at Closing"), collateral equal to 40% of the value of the increase in collateral above the Average Bitcoin Price at Closing will be released in an un-clawbackable manner. For each calendar quarter after the initial collateral release, the additional collateral to be released will be 40% of the value of the increase in collateral above the highest previous Average Price. ▪ The public float of Twenty One will be calculated at the end of every quarter based on a 10-day average lookback ("Public Float"). For each quarter where the Public Float is >200% of the par notional value of the notes (the "Qualifying Float"), collateral equal to 66.6% of the value of the Qualifying Float will be released in an un-clawbackable manner. For each calendar quarter after the initial collateral release, the additional collateral to be released will be 66.6% of the value of the increase in collateral above the highest previous Qualifying Float.
Maturity	▪ 5-years (2030)
Issuer Redemption	▪ Non-callable for 3.0 years from Issue Date, thereafter callable partially or in whole, if the stock trades at 130% of the Conversion Price for 20 out of 30 consecutive days, plus Make-Whole Shares (grid)
Investor Put Right	▪ Discrete investor put right at 100% of Notional plus accrued interest, 3.0-years from Issue Date
Investor Protections	▪ Anti-dilution and Fundamental Change including Make-Whole Shares (grid)
Denomination	▪ $1,000 per Note
Twenty One Reference Price	▪ $10.00 per share
Coupon	▪ 1% payable semi-annually in cash
Conversion Reference Price	▪ Reference Price * (Average Bitcoin Price at Closing / Base Bitcoin Price)
Conversion Premium	▪ 130% of Conversion Reference Price
Investor Conversion Rights	▪ During any calendar quarter after December 31, 2025 if the last reported sale price of the Common Stock on each of at least 20 trading days during a period of 30 consecutive trading days ending on the last trading day of the immediately proceeding calendar quarter is greater than or equal to 130% of the conversion price on such trading day
Settlement Type	▪ Cash, Class A Shares[(2)] or any combination thereof upon conversion at Twenty One's election (Instrument X)
Use of Proceeds	▪ To facilitate the purchase of bitcoin[(3)], to pay future convertible interest expenses, and general corporate purposes
Option to Purchase Additional Notes	▪ $100M[(4)]
Concurrent Equity Offerings	▪ $200 million PIPE
Sole Placement Manager	▪ Cantor Fitzgerald

(1) Includes $45M of convertible note principal issued to Sponsor.
(2) Note: Twenty One Class A shares entitled to 0 vote per share and Twenty One Class B shares entitled to 1 vote per share.
(3) Bitcoin will be purchased by Tether within 10 business days of signing, using an amount equal to the PIPE subscription proceeds (net of fees, expenses, and cash to be retained by Pubco) and will be contributed at Closing.
(4) Bitcoin will be purchased by Tether within 10 business days after the end of the option period, using an amount equal to the PIPE subscription proceeds (net of fees, expenses, and cash to be retained by Pubco) and will be contributed at Closing,

28 TWENTY ONE

Appendix B

Risk Factors

Certain factors may have a material adverse effect on the business, financial condition and results of operations of Twenty One Capital, Inc. ("Pubco"), Twenty One Assets Inc. ("Twenty One") and/or Cantor Equity Partners, Inc. ("CEP" and, together with Pubco and Twenty One, the "Parties") and your proposed investment in the convertible notes (the "Notes") offering by Pubco (the "Convertible Notes PIPE") and/or your proposed investment in the common equity offering of CEP (the "Equity PIPE" and, together with the Convertible Notes PIPE, the "PIPE Offerings"). The risks and uncertainties described below are not the only ones that the Parties face. Additional risks that the Parties are unaware of, or that the Parties currently believe are not material, may also become important factors that materially adversely affect any of the Parties. If any of the following risks actually occur, the business, financial condition, results of operations, and future prospects of the Parties could be materially and adversely affected. In that event, the trading price of Pubco's common stock following the proposed business combination among the Parties (the "Business Combination") could decline, and you could lose all or part of your investment.

Risks Related to the Business and Bitcoin Strategy of Pubco

- Pubco's principal asset will be Bitcoin. Bitcoin is a highly volatile asset, and Pubco's operating results may significantly fluctuate, including due to the highly volatile nature of the price of Bitcoin and erratic market movements.
- Due to Pubco's limited operating history and the concentration of its Bitcoin holdings, it will be difficult to evaluate Pubco's business and future prospects, and Pubco may not be able to achieve or maintain profitability in any given period.
- A significant decrease in the market value of Pubco's Bitcoin holdings could adversely affect Pubco's ability to satisfy its financial obligations under the Notes and any subsequent debt financings.
- Pubco will operate in a highly competitive environment and will compete against companies and other entities with similar strategies, including companies with significant Bitcoin holdings and ETFs and ETPs for Bitcoin and other digital assets, and Pubco's business, operating results, and financial condition may be adversely affected if Pubco is unable to compete effectively.
- The emergence or growth of other digital assets, including those with significant private or public sector backing, including by governments, consortiums or financial institutions, could have a negative impact on the price of Bitcoin and adversely affect Pubco's business.
- Pubco's Bitcoin holdings will be less liquid than its cash and cash equivalents and may not be able to serve as a source of liquidity for Pubco.
- Pubco will face risks relating to the custody of its Bitcoin. If Pubco or its third-party service providers, including Anchorage, experience a security breach or cyberattack and unauthorized parties obtain access to Pubco's Bitcoin, or if Pubco's private keys are lost or destroyed, or other similar circumstances or events occur, Pubco may lose some or all of its Bitcoin and Pubco's financial condition and results of operations could be materially adversely affected.
- Pubco's Bitcoin acquisition strategy exposes Pubco to risk of non-performance by counterparties, including in particular risks relating to its custodians, including as a result of inability or refusal of a counterparty to perform because of a deterioration in the counterparty's financial condition and liquidity or for any other reason.
- Bitcoin and other digital assets are novel assets, which will expose Pubco to significant legal, commercial, regulatory and technical uncertainty, which could materially adversely affect Pubco's financial position, operations and prospects.
- Policymakers in the U.S. are just beginning to consider what a regulatory regime for digital assets would look like and the elements that would serve as the foundation for such a regime. Pubco may be unable to effectively react to proposed legislation and regulation of digital assets, which would adversely affect its business.
- Bitcoin's status as a "security" in any relevant jurisdiction, as well as the status of Bitcoin-related products and services in general is subject to a high degree of uncertainty and if Pubco is unable to properly characterize such product or service offering, Pubco may be subject to regulatory scrutiny, inquiries, investigations, fines, and other penalties, which may adversely affect Pubco's business, operating results, and financial condition.
- Regulatory changes classifying Bitcoin as a "security" could lead to Pubco's classification as an "investment company" under the Investment Company Act of 1940 and could adversely affect the market price of Bitcoin and the market price of shares of Class A common stock of Pubco ("Pubco Class A Common Stock").
- Pubco will not be subject to the same legal and regulatory obligations, including certain compliance and reporting obligations intended to protect investors, that apply to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers.
- Due to the unregulated nature and lack of transparency surrounding the operations of many Bitcoin trading venues, Bitcoin trading venues may experience greater fraud, security failures or regulatory or operational problems than trading venues for more established asset classes, which may result in a loss of confidence in Bitcoin trading venues and adversely affect the value of Pubco's Bitcoin holdings.
- Pubco may be subject to material litigation, including individual and class action lawsuits, as well as investigations and enforcement actions by regulators and governmental authorities. These matters are often expensive and time consuming, and, if resolved adversely, could harm Pubco's business, financial condition, and operating results.
- Pubco's compliance and risk management methods might not be effective and may result in outcomes that could adversely affect Pubco's reputation, operating results, and financial condition.
- Our mission will be to accelerate Bitcoin adoption and Bitcoin literacy at both institutional and retail levels. We have not previously engaged in the business of online learning programs and educational content, and growing these operations could be difficult for us, including, without limitation, due to operational challenges and significant competition.
- A portion of our business will rely on our BTC educational program clients to drive utilization and to generate revenue, and if we fail to attract and retain customers for our educational business segment, our operating results may suffer.
- We expect to engage in Bitcoin-related activities in the future, including Bitcoin-related financial and advisory services, Bitcoin-related debt and equity structured products and Bitcoin-related lending activities, all of which are subject to regulation. We have not previously engaged in these business lines and we may be unable to implement our business plan, including, without limitation, due to operational challenges, significant competition and regulation.
- Bitcoin's status as a "security" in any relevant jurisdiction, as well as the status of our Bitcoin-related products and services, is subject to a high degree of uncertainty and if we are unable to properly characterize a product or service offering, we may be subject to regulatory scrutiny, inquiries, investigations, fines, and other penalties, which may adversely affect our business, operating results, and financial condition.
- Changes in laws or regulations, or a failure to comply with any laws and regulations, including any applicable financial industry regulation, could have a material adverse impact on us and our activities.
- If we were considered to be a "shell company" by Nasdaq, or another stock exchange on which we apply for listing, or by the SEC, we may be unable to list our Pubco Class A Common Stock on a stock exchange and the Business Combination would not occur.
- We could be considered to be a "shell company" and we expect to be considered the successor to a shell company, and therefore, we and our stockholders would be restricted in reliance on certain rules or forms in connection with the offering, sale or resale of securities.

30 TWENTY ONE

Risk Factors (Cont'd)

Risks Related to Being a Public Company

- The market price of Pubco Class A Common Stock may be volatile and decline materially as a result of volatility in Bitcoin or the digital asset markets generally, or for other reasons. You should be aware that you may lose some or all of your investment.
- The principal assets of Pubco following the Business Combination will be its Bitcoin holdings and cash and cash equivalents from the proceeds of the Business Combination and the PIPE Offerings not invested in Bitcoin. Although Pubco is expected to have certain other operations, Pubco will depend on such retained cash and cash equivalents to pay its debts and other obligations.
- If securities or industry analysts do not publish research or reports about Pubco's business or the Business Combination or publish negative reports, the market price of Pubco Class A Common Stock could decline.
- Pubco's ability to timely raise capital in the future may be limited, or may be unavailable on acceptable terms, if at all. Pubco's failure to raise capital when needed could harm its business, operating results and financial condition.
- The issuance of additional shares or convertible securities by Pubco could make it difficult for another company to acquire Pubco, may dilute the ownership of Pubco stockholders and could adversely affect the price of Pubco Class A Common Stock.
- Future resales of Pubco Class A Common Stock after the consummation of the Business Combination may cause the market price of Pubco's securities to drop significantly, even if Pubco's business is doing well.

Risks Related to Being a Public Company (Cont'd)

- Pubco will incur higher costs post-Business Combination as a result of being a public company, including additional legal, accounting, insurance and other expenses, as well as costs associated with public company reporting requirements.
- Pubco's management team is expected to have limited experience managing and operating a U.S. public company.
- If Pubco is unable to maintain an effective system of internal controls and compliances, its business and reputation could be adversely affected.
- Pubco's failure to timely and effectively implement controls and procedures required by Section 404(a) of the Sarbanes-Oxley Act that will be applicable to it following consummation of the Business Combination could have a material adverse effect on its business, financial condition, results of operations, cash flow and prospects.
- Pubco will be an "emerging growth company." The reduced public company reporting requirements applicable to emerging growth companies may make Pubco Class A Common Stock less attractive to investors.
- Pubco will rely on Tether International S.A. de C.V., an affiliate of Tether Investments S.A. de C.V. ("Tether"), who will have a controlling interest in Pubco, for certain administrative and operational services.

Risks Related to the Business Combination

- The market price of Pubco Class A Common Stock after the Business Combination will be affected by factors different from those currently affecting the prices of Class A ordinary shares of CEP ("CEP Class A Ordinary Shares").
- The consummation of the Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Business Combination Agreement among the Parties (the "Business Combination Agreement") may be terminated in accordance with its terms and the Business Combination may not be completed.
- The Business Combination Agreement contains provisions that limit CEP from seeking an alternative business combination.
- Neither CEP nor its shareholders will have the protection of any indemnification, escrow, price adjustment or other provisions that allow for a post-closing adjustment to be made to the total merger consideration in the event that any of the representations and warranties in the Business Combination Agreement made by Pubco or any other party thereto ultimately proves to be inaccurate or incorrect.
- Investors in the PIPE Offerings will experience immediate and material dilution upon closing of the Business Combination as a result of the Class B ordinary shares of CEP (the "CEP Class B Ordinary Shares") held by the sponsor of CEP (the "Sponsor"), since the value of the CEP Class B Ordinary Shares is likely to be substantially higher than the nominal price paid for them, even if the trading price of Pubco Class A Common Stock at such time is substantially less than $10.00 per share.
- Since the Sponsor and CEP's directors and officers have interests that are different from, or in addition to (and which may conflict with), the interests of CEP's public shareholders, a conflict of interest may exist in determining whether the Business Combination with Pubco is appropriate as CEP's initial business combination. Such interests include that the Sponsor will lose its entire investment in CEP if the Business Combination or any other business combination is not completed, and that the Sponsor will be liable to CEP in certain circumstances if and to the extent any claims by a third party for services rendered or products sold to CEP (except for our independent auditors and underwriters of CEP's initial public offering), or a prospective target business with which CEP has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the redemption amount to below certain agreed upon thresholds.
- Neither the board of director of CEP (the "CEP Board") nor any committee thereof will obtain a fairness opinion (or any similar report or appraisal) in determining whether or not to pursue the Business Combination. Consequently, CEP shareholders and investors in the PIPE Offerings will have no assurance from an independent source that the price CEP is paying in the Business Combination is fair to CEP — and, by extension, its securityholders — from a financial point of view.
- CEP's directors and officers will have discretion on whether to agree to changes or waivers in the terms of the Business Combination and their interests in exercising that discretion may conflict with those of CEP's shareholders.
- CEP has engaged Cantor Fitzgerald & Co. ("CF&Co."), who is an affiliate of the Sponsor, to act as an advisor in connection with the Business Combination and CEP and Pubco have engaged CF&Co. as placement agent in connection with the PIPE Offerings. The Sponsor may therefore have additional financial interests in the completion of the Business Combination.
- Members of CEP's management team and the CEP Board have significant experience as founders, board members, officers, executives or employees of other companies. Certain of those persons, as well as CEP's affiliates, have been, may be, or may become, involved in litigation, investigations or other proceedings, including related to those companies or otherwise. The defense or prosecution of these matters could be time-consuming and could divert CEP management's attention, and may have an adverse effect on CEP, which may impede CEP's ability to consummate the Business Combination.
- Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect CEP's business, including CEP's ability to negotiate and complete the Business Combination.

31 TWENTY ONE

Risk Factors (Cont'd)

Risks Related to the Business Combination (Cont'd)

- If the Business Combination is not approved and CEP does not consummate another initial business combination by its deadline, then the Sponsor's ordinary shares of CEP will become worthless and the expenses it has incurred will not be reimbursed. These interests may have influenced its decision to approve the Business Combination.
- A substantial majority of CEP's public shareholders may redeem their CEP Class A Ordinary Shares, which will reduce proceeds available to fund Pubco's operations following the Business Combination.
- The ability of public shareholders of CEP to exercise redemption rights with respect to a large number of CEP's public shares may reduce the public "float" of CEP Class A Ordinary Shares, reduce the liquidity of the trading market for the CEP Class A Ordinary Shares on Nasdaq, or make it difficult to obtain or maintain the quotation, listing or trading of shares of Pubco Class A Common Stock on Nasdaq, and consequently may not allow the parties to complete the Business Combination, or optimize Pubco's capital structure following the Business Combination.
- If CEP seeks shareholder approval of the Business Combination, the Sponsor and CEP's directors, officers and their respective affiliates may elect to purchase CEP Class A Ordinary Shares from public shareholders, subject to any limitations under Rule 14e-5 under the Securities Exchange Act of 1934, which may influence a vote on the Business Combination and reduce the public "float" of CEP Class A Ordinary Shares.
- In connection with his confirmation as the 41st Secretary of Commerce, Howard W. Lutnick has stated his intention to divest his interests in Cantor and its affiliates to comply with U.S. government ethics rules. We cannot predict the consequences of this divestiture.
- The ability of public shareholders of CEP to exercise redemption rights with respect to a large number of CEP's public shares may reduce the public "float" of CEP Class A Ordinary Shares, reduce the liquidity of the trading market for the CEP Class A Ordinary Shares on Nasdaq, or may prevent us from obtaining or maintaining the quotation, listing or trading of shares of Pubco Class A Common Stock on the applicable securities exchange, and consequently may not allow the parties to complete the Business Combination, or optimize Pubco's capital structure following the Business Combination.

Risks Related to Ownership of Pubco Common Stock Following the Business Combination

- Securities of companies formed through mergers with special purpose acquisition companies such as Pubco may experience a material decline in price relative to the share price of the special purpose acquisition companies prior to the merger.
- Volatility in Pubco's share price could subject Pubco to securities class action litigation.
- The number of issued shares of Pubco Class A Common Stock and additional issues of shares of Pubco Class A Common Stock may fluctuate substantially, which could lead to adverse tax consequences for the holders thereof.
- Currently, there is no public market for the shares of Pubco Class A Common Stock. Investors cannot be sure about whether the shares of Pubco Class A Common Stock will develop an active trading market, their market price or whether Pubco will successfully obtain authorization for listing on the Nasdaq.
- Since the completion of the initial public offering of CEP, there has been a precipitous drop in the market values of companies formed through mergers involving special purpose acquisition companies. Accordingly, securities of companies such as Pubco may be more volatile than other securities and may involve special risks.
- Pubco may or may not pay cash dividends in the foreseeable future.
- Tether, through its voting control of Pubco, is in a position to control actions that require shareholder approval and may make decisions that are adverse to other shareholders.
- Pubco expects to qualify as a controlled company under applicable stock exchange rules and expects to avail itself of applicable exemptions from the corporate governance requirements thereof.
- Holders of Pubco Class A Common Stock have no voting rights. As a result, holders of Pubco Class A Common Stock will not have any ability to influence stockholder decisions.
- Because Pubco Class A Common Stock is non-voting, Pubco and its shareholders are exempt from certain provisions of U.S. securities laws. This may limit the information available to holders of Pubco Class A Common Stock.
- Sales of a substantial number of Pubco securities in the public market following the Business Combination could adversely affect the market price of Pubco Class A Common Stock.

Risks Related to the Notes

- Pubco's indebtedness could adversely affect our financial condition and prevent us from fulfilling our obligations under the Notes.
- Pubco may be able to incur substantial indebtedness. This could exacerbate the risks to Pubco's financial condition described above and prevent Pubco from fulfilling its obligations under the Notes.
- Pubco's obligation to offer to redeem the Notes upon the occurrence of a fundamental change will be triggered only by certain specified transactions, and may discourage a transaction that could be beneficial to the holders of Pubco Class A Common Stock and the Notes.
- Pubco may not be able to generate sufficient cash to service all of its indebtedness, including the Notes, and may be forced to take other actions to satisfy its obligations under its indebtedness, which may not be successful.
- Pubco's inability to generate sufficient cash flows to satisfy its debt obligations, or to refinance its indebtedness on commercially reasonable terms or at all, would materially and adversely affect Pubco's financial position and results of operations and Pubco's ability to satisfy its obligations under the Notes.
- The indenture for the Convertible Notes PIPE (the "Indenture") contains terms which restrict Pubco's current and future operations, particularly its ability to respond to changes or to take certain actions.
- The Indenture contains cross-default provisions that could result in the acceleration of all of Pubco's indebtedness.
- A lowering or withdrawal of the ratings assigned to Pubco's debt securities by rating agencies, if any, may increase Pubco's future borrowing costs and reduce its access to capital.
- The Notes will be secured by a substantial portion of the assets of Pubco. As a result of these security interests, such assets would only be available to satisfy claims of Pubco's general creditors or to holders of Pubco's equity securities if Pubco were to become insolvent to the extent the value of such assets exceeded the amount of Pubco's secured indebtedness and other obligations. In addition, the existence of these security interests may adversely affect Pubco's financial flexibility.

32 TWENTY ONE

Risks Related to Taxation ▪ Future developments regarding the treatment of crypto assets for U.S. and foreign tax purposes could adversely impact Pubc’s business. ▪ Unrealized fair value gains on Pubco’s Bitcoin holdings could cause Pubco to become subject to the corporate alternative minimum tax under the Inflation Reduction Act of 2022. ▪ Pubco may have exposure to greater than anticipated tax liabilities, including the potential taxation of unrealized gains on its Bi tc oin holdings. ▪ If CEP is characterized as a passive foreign investment company for U.S. federal income tax purposes, its U.S. shareholders m ay suffer adverse tax consequences. 33 Risk Factors (Cont’d)